Exhibit 99.2
Juniata Valley Financial Corp. and Subsidiary
Consolidated Statements of Financial Condition
( in thousands, except share data)

	(1)	(2)
	September 30,	December 31,
	2011	2010
ASSETS
Cash and due from banks	$10,254	$12,758
Interest bearing deposits with banks	1,116	218
Federal funds sold	6,500	12,300

Cash and cash equivalents	17,870	25,276

Interest bearing time deposits with banks	1,096	1,345
Securities available for sale	112,355	79,923
Restricted investment in Federal Home Loan Bank (FHLB) stock	1,790	2,088
Investment in unconsolidated subsidiary	3,734	3,550

Total loans, net of unearned interest	292,353	298,102
Less: Allowance for loan losses	(2,907)	(2,824)

Total loans, net of allowance for loan losses	289,446	295,278
Premises and equipment, net	6,788	7,067
Other real estate owned	212	412
Bank owned life insurance and annuities	13,962	13,568
Core deposit intangible	220	254
Goodwill	2,046	2,046
Accrued interest receivable and other assets	5,321	4,946

Total assets	$454,840	$435,753

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Deposits:
Non-interest bearing	$64,006	$60,696
Interest bearing	331,105	316,094

Total deposits	395,111	376,790

Securities sold under agreements to repurchase	3,057	3,314
Other interest bearing liabilities	1,222	1,200
Accrued interest payable and other liabilities	4,551	4,473

Total liabilities	403,941	385,777
Stockholders’ Equity:
Preferred stock, no par value:
Authorized - 500,000 shares, none issued	—	—
Common stock, par value $1.00 per share:
Authorized - 20,000,000 shares
Issued - 4,745,826 shares
Outstanding -
4,236,168 shares at September 30, 2011; 4,257,765 shares at December 31, 2010	4,746	4,746
Surplus	18,363	18,354
Retained earnings	38,696	37,868
Accumulated other comprehensive loss	(1,018)	(1,465)
Cost of common stock in Treasury:
509,658 shares at September 30, 2011;
488,061 shares at December 31, 2010	(9,888)	(9,527)

Total stockholders’ equity	50,899	49,976

Total liabilities and stockholders’ equity	$454,840	$435,753

(1)	Unaudited

(2)	Unaudited but derived from audited financial statements; does not include related disclosures.

Juniata Valley Financial Corp. and Subsidiary
Consolidated Statements of Income
(Unaudited, in thousands, except share data)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2011	2010	2011	2010
Interest income:
Loans, including fees	$4,401	$4,824	$13,477	$14,756
Taxable securities	328	257	894	753
Tax-exempt securities	222	245	689	784
Federal funds sold	1	3	5	7
Other interest income	8	10	23	29

Total interest income	4,960	5,339	15,088	16,329

Interest expense:
Deposits	1,162	1,288	3,528	4,154
Securities sold under agreements to repurchase	1	1	2	2
Short-term borrowings	—	—	—	1
Long-term debt	—	29	—	99
Other interest bearing liabilities	6	2	20	9

Total interest expense	1,169	1,320	3,550	4,265

Net interest income	3,791	4,019	11,538	12,064
Provision for loan losses	60	70	264	637

Net interest income after provision for loan losses	3,731	3,949	11,274	11,427

Noninterest income:
Trust fees	109	90	316	300
Customer service fees	354	335	1,015	1,104
Earnings on bank-owned life insurance and annuities	123	133	366	393
Commissions from sales of non-deposit products	53	80	221	301
Income from unconsolidated subsidiary	66	60	197	179
Securities impairment charge	—	(40)	—	(40)
Gain on sales or calls of securities	—	4	6	31
Gain on sales of other assets	14	30	28	36
Other noninterest income	300	244	895	679

Total noninterest income	1,019	936	3,044	2,983

Noninterest expense:
Employee compensation expense	1,318	1,232	3,910	3,826
Employee benefits	334	363	1,158	1,182
Occupancy	236	243	731	692
Equipment	138	148	439	403
Data processing expense	336	366	995	1,077
Director compensation	74	88	221	261
Professional fees	111	128	341	357
Taxes, other than income	123	124	374	379
FDIC Insurance premiums	73	138	291	435
Amortization of intangibles	12	11	34	34
Other noninterest expense	368	317	1,106	956

Total noninterest expense	3,123	3,158	9,600	9,602

Income before income taxes	1,627	1,727	4,718	4,808
Provision for income taxes	413	442	1,174	1,197

Net income	$1,214	$1,285	$3,544	$3,611

Earnings per share
Basic	$0.29	$0.30	$0.84	$0.84
Diluted	$0.29	$0.30	$0.83	$0.84
Cash dividends declared per share	$0.22	$0.21	$0.64	$0.61
Weighted average basic shares outstanding	4,236,168	4,283,024	4,243,273	4,307,417
Weighted average diluted shares outstanding	4,239,872	4,286,350	4,246,533	4,310,989

Juniata Valley Financial Corp. and Subsidiary
Consolidated Statements of Income
(Unaudited, in thousands, except share data)

	For the Quarter Ended
	September 30,	June 30,
	2011	2011

Interest income:
Loans, including fees	$4,401	$4,484
Taxable securities	328	313
Tax-exempt securities	222	234
Federal funds sold	1	2
Other interest income	8	7

Total interest income	4,960	5,040

Interest expense:
Deposits	1,162	1,191
Securities sold under agreements to repurchase	1	—
Other interest bearing liabilities	6	7

Total interest expense	1,169	1,198

Net interest income	3,791	3,842
Provision for loan losses	60	116

Net interest income after provision for loan losses	3,731	3,726

Noninterest income:
Trust fees	109	94
Customer service fees	354	349
Earnings on bank-owned life insurance and annuities	123	124
Commissions from sales of non-deposit products	53	65
Income from unconsolidated subsidiary	66	66
Gain on sale or call of securities	—	1
Gain (Loss) on sales of other assets	14	(1)
Other noninterest income	300	303

Total noninterest income	1,019	1,001

Noninterest expense:
Employee compensation expense	1,318	1,337
Employee benefits	334	423
Occupancy	236	252
Equipment	138	146
Data processing expense	336	337
Director compensation	74	70
Professional fees	111	91
Taxes, other than income	123	124
FDIC Insurance premiums	73	85
Amortization of intangibles	12	11
Other noninterest expense	368	423

Total noninterest expense	3,123	3,299

Income before income taxes	1,627	1,428
Provision for income taxes	413	337

Net income	$1,214	$1,091

Earnings per share
Basic	$0.29	$0.26
Diluted	$0.29	$0.26
Cash dividends declared per share	$0.22	$0.21